Bell Hendersonville (fka Grove at Waterford Crossing)

ASSUMPTION AND RELEASE AGREEMENT

(Guarantor Transfer)

This Assumption and Release Agreement (“Agreement”) is dated as of April 2, 2014 by and among BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND, LLC, a Delaware limited liability company (“BSOIF I”), BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND II, LLC, a Delaware limited liability company (“BSOIF II”), BSOIF I and BSOIF II, individually and collectively , (“Outgoing Guarantor”), BELL PARTNERS INC., a North Carolina corporation (“BPI”), BELL HNW NASHVILLE PORTFOLIO, LLC, a North Carolina limited liability company (“BHNW”) (BPI and BHNW, individually and collectively. “Remaining Guarantor”) (Outgoing Guarantor and Remaining Guarantor, individually and collectively, “Original Guarantor”), BLUEROCK RESIDENTIAL GROWTH REIT, INC., a Maryland corporation (“New Guarantor”), BELL BR WATERFORD CROSSING JV, LLC, a Delaware limited liability company (“Borrower”), and Fannie Mae, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”).

RECITALS:

A. Pursuant to that certain Multifamily Loan and Security Agreement dated as of April 4, 2012, executed by and between Borrower and CWCapital LLC, a Massachusetts limited liability company, now know as Walker & Dunlop, LLC (“Original Lender”) (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), Original Lender made a loan to Borrower in the original principal amount of Twenty Million One Hundred Thousand and 00/100 Dollars ($20,100,000.00) (the “Mortgage Loan”), as evidenced by, among other things, that certain Multifamily Note dated as of April 4, 2012, executed by Borrower and made payable to Original Lender in the amount of the Mortgage Loan (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”), which Note has been assigned to Fannie Mae. The current servicer of the Mortgage Loan is Walker & Dunlop, LLC (“Loan Servicer”).

B. In addition to the Loan Agreement, the Mortgage Loan and the Note are secured by, among other things, (i) a Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of April 4, 2012 and recorded as instrument number 1008807 in the land records of Sumner County, Tennessee (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Security Instrument”) encumbering the land as more particularly described in Exhibit A attached hereto (the “Mortgaged Property”); and (ii) an Environmental Indemnity Agreement by Borrower for the benefit of Original Lender dated as of the date of the Loan Agreement (the “Environmental Indemnity”).

C. The Security Instrument has been assigned to Fannie Mae pursuant to that certain Assignment of Security Instrument dated as of April 4, 2012 and recorded as instrument number 1008809 in the land records of Sumner County, Tennessee.

D. The Loan Agreement, the Note, the Security Instrument, the Environmental Indemnity and any other documents executed in connection with the Mortgage Loan, including but not limited to those listed on Exhibit B to this Agreement, are referred to collectively as the “Loan Documents.” Borrower is liable for the payment and performance of all of Borrower’s obligations under the Loan Documents.

Assumption and Release Agreement (Guarantor Transfer)	Form 6626	Page 1
Fannie Mae	08-13	© 2013 Fannie Mae

E. Original Guarantor is liable under the Guaranty of Non-Recourse Obligations dated as of April 4, 2012 (the “Guaranty”).

F. Each of the Loan Documents has been duly assigned or endorsed to Fannie Mae.

G. Fannie Mae has been asked to consent to (a) transfer of ownership interest in Borrower; (b) the assumption by New Guarantor of the obligations under the Guaranty (the “Guarantor Assumption”); and (c) the release of Outgoing Guarantor’s obligations under the Guaranty (“Guarantor Release”). Fannie Mae will require the reaffirmation by Remaining Guarantor of its obligations under the Guaranty.

H. Fannie Mae has agreed to consent to the Guarantor Assumption subject to the terms and conditions stated below.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual covenants in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Recitals.

The recitals set forth above are incorporated herein by reference.

2. Defined Terms.

Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement. The following terms, when used in this Agreement, shall have the following meanings:

“Amended Loan Agreement” means either (a) the Amendment to Multifamily Loan and Security Agreement executed by Borrower and Fannie Mae dated as of even date herewith, together with the Loan Agreement, or (b) the Amended and Restated Multifamily Loan and Security Agreement executed by Borrower and Fannie Mae dated as of even date herewith.

“Claims” means any and all possible claims, demands, actions, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Agreement, which Original Guarantor, or any of its partners, members, officers, agents or employees, may now or hereafter have against the Indemnitees, if any and irrespective of whether any such claims arise out of contract, tort, violation of laws, or regulations, or otherwise in connection with any of the Loan Documents, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Indemnitees, including any requirement that the Loan Documents be modified as a condition to the transactions contemplated by this Agreement, any charging, collecting or contracting for prepayment premiums, transfer fees, or assumption fees, any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, violation of any federal or state securities or Blue Sky laws or regulations, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Mortgage Loan, but in each case only to the extent permitted by applicable law.

Assumption and Release Agreement (Guarantor Transfer)	Form 6626	Page 2
Fannie Mae	08-13	© 2013 Fannie Mae

“Indemnitees” means, collectively, Original Lender, Fannie Mae, Loan Servicer and their respective successors, assigns, agents, directors, officers, employees and attorneys, and each current or substitute trustee under the Security Instrument.

“Transfer Fee” means $0.00.

3. Assumption by New Guarantor; Release of Outgoing Guarantor; Reaffirmation of Remaining Guarantor.

(a) New Guarantor hereby assumes all liability under the provisions of the Guaranty.

(b) In reliance on Original Guarantor’s and New Guarantor’s representations and warranties in this Agreement, Fannie Mae releases Outgoing Guarantor from all of its obligations under the Guaranty other than for liability pursuant to this Agreement or the provisions of the Guaranty relating to the Environmental Indemnity for any liability that relates to the period prior to the date hereof, regardless of when such environmental liability is discovered. If any material element of the representations and warranties made by Outgoing Guarantor contained herein is false as of the date of this Agreement, then the release set forth in this Section 3 will be cancelled as of the date of this Agreement and Outgoing Guarantor will remain obligated under the Guaranty as though there had been no such release.

(c) Remaining Guarantor:

(i) affirms its obligations under the Guaranty;

(ii) acknowledges that the Guaranty remains in full force and effect without any exoneration;

(iii) agrees that the Loan Documents as executed and as modified by this Agreement will continue to be guaranteed by the Remaining Guarantor to the full extent provided in the Guaranty; and

(iv) acknowledges that the obligations, duties, rights, covenants, terms, and conditions contained in the Guaranty are being assumed by the New Guarantor and that New Guarantor and Remaining Guarantor will be jointly and severally liable under the Guaranty.

4. Original Guarantor’s Representations and Warranties.

Original Guarantor represents and warrants to Fannie Mae as of the date of this Agreement that:

(a) there are no defenses, offsets or counterclaims to the Guaranty;

Assumption and Release Agreement (Guarantor Transfer)	Form 6626	Page 3
Fannie Mae	08-13	© 2013 Fannie Mae

(b) there are no defaults by Original Guarantor under the provisions of the Guaranty; and

(c) all provisions of the Guaranty are in full force and effect.

5. New Guarantor’s Representations and Warranties.

New Guarantor represents and warrants to Fannie Mae as of the date of this Agreement that New Guarantor does not have any knowledge that any of the representations made by Original Guarantor in Section 4 above are not true and correct.

6. Consent to Guarantor Assumption.

(a) Fannie Mae hereby consents to the Guarantor Assumption and Guarantor Release, subject to the terms and conditions set forth in this Agreement. Fannie Mae’s consent to the Guarantor Assumption and Guarantor Release is not intended to be and shall not be construed as a consent to any subsequent transfer which requires Lender’s consent pursuant to the terms of the Loan Agreement.

(b) Original Guarantor and New Guarantor understand and intend that Fannie Mae will rely on the representations and warranties contained herein.

7. Liability of Borrower.

Nothing set forth herein shall release or change the liability of Borrower or any other party who may now be or after the date of this Agreement, become liable, primarily or secondarily, under the Guaranty and the other Loan Documents.

8. Amendment and Modification of Loan Documents.

As additional consideration for Fannie Mae’s consent to the Guarantor Assumption and Guarantor Release as provided herein, Borrower, New Guarantor and Fannie Mae hereby agree to a modification and amendment of the Loan Documents as set forth in the Amended Loan Agreement.

9. Consent to Key Principal Change.

The parties hereby agree that the parties identified as the Key Principal in the Loan Agreement are hereby changed to BPI, BHNW, New Guarantor, Steven D. Bell and Bluerock Real Estate, L.L.C.

10. Limitation of Amendment.

Except as expressly stated herein, all terms and conditions of the Loan Documents, including the Loan Agreement, Note, Security Instrument and Guaranty, shall remain unchanged and in full force and effect.

11. Further Assurances.

Borrower, Original Guarantor and New Guarantor agree at any time and from time to time upon request by Fannie Mae to take, or cause to be taken, any action and to execute and deliver any additional documents which, in the opinion of Fannie Mae, may be necessary in order to assure to Fannie Mae the full benefits of the amendments contained in this Agreement.

Assumption and Release Agreement (Guarantor Transfer)	Form 6626	Page 4
Fannie Mae	08-13	© 2013 Fannie Mae

12. Modification.

This Agreement embodies and constitutes the entire understanding among the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged, or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in such instrument. Except as expressly modified by this Agreement, the Guaranty shall remain in full force and effect and this Agreement shall have no effect on the priority or validity of the liens set forth in the Security Instrument or the other Loan Documents, which are incorporated herein by reference. New Guarantor hereby ratifies the agreements made by Original Guarantor to Fannie Mae in connection with the Mortgage Loan and agrees that, except to the extent modified hereby, all of such agreements remain in full force and effect.

13. Costs.

Borrower, New Guarantor and Original Guarantor agree to pay all fees and costs (including attorneys’ fees) incurred by Fannie Mae and the Loan Servicer in connection with Fannie Mae’s consent to and approval of the Guarantor Assumption, and the Transfer Fee in consideration of the consent to that transfer.

14. Financial Information.

Borrower and New Guarantor represent and warrant to Fannie Mae that all financial information and information regarding the management capability of New Guarantor provided to the Loan Servicer or Fannie Mae was true and correct as of the date provided to the Loan Servicer or Fannie Mae and remains materially true and correct as of the date of this Agreement.

15. Indemnification.

(a) Borrower, Original Guarantor and New Guarantor each unconditionally and irrevocably releases and forever discharges the Indemnitees from all Claims, agrees to indemnify the Indemnitees, and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character in connection with the Claims or the transfer of the Mortgaged Property. Notwithstanding the foregoing, Original Guarantor shall not be responsible for any Claims arising from the action or inaction of New Guarantor and New Guarantor shall not be responsible for any Claims arising from the action or inaction of Original Guarantor.

(b) This release is accepted by Fannie Mae and Loan Servicer pursuant to this Agreement and shall not be construed as an admission of liability on the part of any party.

(c) Original Guarantor and New Guarantor each hereby represents and warrants that it has not assigned, pledged or contracted to assign or pledge any Claim to any other person.

Assumption and Release Agreement (Guarantor Transfer)	Form 6626	Page 5
Fannie Mae	08-13	© 2013 Fannie Mae

16. Governing Law; Consent to Jurisdiction and Venue.

Section 15.01 (Governing Law; Consent to Jurisdiction and Venue) of the Loan Agreement is hereby incorporated herein as if fully set forth in the body of this Agreement.

17. Notice.

(a) Process of Serving Notice.

All notices under this Agreement shall be:

(1) in writing and shall be:

(A) delivered, in person;

(B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested;

(C) sent by overnight courier; or

(D) sent by electronic mail with originals to follow by overnight courier;

(2) addressed to the intended recipient at its respective address set forth at the end of this Agreement; and

(3) deemed given on the earlier to occur of:

(A) the date when the notice is received by the addressee; or

(B) if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or any express courier service.

(b) Change of Address.

Any party to this Agreement may change the address to which notices intended for it are to be directed by means of notice given to the other parties to this Agreement in accordance with this Section 17.

(c) Default Method of Notice.

Any required notice under this Agreement which does not specify how notices are to be given shall be given in accordance with this Section 17.

(d) Receipt of Notices.

No party to this Agreement shall refuse or reject delivery of any notice given in accordance with this Agreement. Each party is required to acknowledge, in writing, the receipt of any notice upon request by the other party.

Assumption and Release Agreement (Guarantor Transfer)	Form 6626	Page 6
Fannie Mae	08-13	© 2013 Fannie Mae

18. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall constitute one and the same instrument.

19. Severability; Entire Agreement; Amendments.

The invalidity or unenforceability of any provision of this Agreement or any other Loan Document shall not affect the validity or enforceability of any other provision of this Agreement, all of which shall remain in full force and effect. This Agreement contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Agreement. This Agreement may not be amended or modified except by written agreement signed by the parties hereto.

20. Construction.

(a) The captions and headings of the sections of this Agreement are for convenience only and shall be disregarded in construing this Agreement.

(b) Any reference in this Agreement to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Agreement or to a Section or Article of this Agreement. All exhibits and schedules attached to or referred to in this Agreement, if any, are incorporated by reference into this Agreement.

(c) Any reference in this Agreement to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(d) Use of the singular in this Agreement includes the plural and use of the plural includes the singular.

(e) As used in this Agreement, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only and not a limitation.

(f) Whenever a party’s knowledge is implicated in this Agreement or the phrase “to the knowledge” of a party or a similar phrase is used in this Agreement, such party’s knowledge or such phrase(s) shall be interpreted to mean to the best of such party’s knowledge after reasonable and diligent inquiry and investigation.

(g) Unless otherwise provided in this Agreement, if Lender’s approval is required for any matter hereunder, such approval may be granted or withheld in Lender’s sole and absolute discretion.

(h) Unless otherwise provided in this Agreement, if Lender’s designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.

(i) All references in this Agreement to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

Assumption and Release Agreement (Guarantor Transfer)	Form 6626	Page 7
Fannie Mae	08-13	© 2013 Fannie Mae

(j) “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

21. WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

[Remainder of Page Intentionally Blank]

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Fannie Mae	08-13	© 2013 Fannie Mae

IN WITNESS WHEREOF, the parties have signed and delivered this Agreement under seal (where applicable) or have caused this Agreement to be signed and delivered under seal (where applicable) by its duly authorized representative. Where applicable law so provides, the parties intend that this Agreement shall be deemed to be signed and delivered as a sealed instrument.

OUTGOING GUARANTOR:

BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND, LLC, a Delaware limited liability company

By:	Bluerock Real Estate, L.L.C., a Delaware limited liability company, its Manager

By:	/s/ Jordan Ruddy
Name: Jordan Ruddy
Authorized Signatory

Address:	c/o Bluerock Real Estate, LLC
712 East Fifth Street, 9th Floor
New York, New York 10022

STATE OF New York____________, New York_______________ County ss:

On this __1__ day of April___________, 2014, before me personally appeared Jordan Ruddy______, Authorized Signatory of Bluerock Real Estate, L.L.C., a Delaware limited liability company, Manager of Bluerock Special Opportunity + Income Fund, LLC, a Delaware limited liability company, to me known to be the person who executed the foregoing instrument on behalf of said limited liability company, and acknowledged the execution of the same to be the free act and deed of said limited liability company. Witness my hand and official seal.

My Commission Expires: January 28, 2017

/s/ Dale Pozzi
Notary Public

Assumption and Release Agreement (Guarantor Transfer)	Form 6626	Page S-1
Fannie Mae	08-13	© 2013 Fannie Mae

OUTGOING GUARANTOR:

BLUEROCK SPECIAL OPPORTUNITY + INCOME FUND II, LLC, a Delaware limited liability company

By:	BR SOIF II Manager, LLC, a Delaware limited liability company, its Manager

By:	/s/ Jordan Ruddy
Name: Jordan Ruddy
Authorized Signatory

Address:	c/o Bluerock Real Estate, LLC
712 East Fifth Street, 9th Floor
New York, New York 10022

STATE OF New York_________, New York_______ County ss:

On this __1__ day of April___________, 2014, before me personally appeared Jordan Ruddy________________, Authorized Signatory of BR SOIF II Manager, LLC, a Delaware limited liability company, its Manager of Bluerock Special Opportunity + Income Fund II, LLC, a Delaware limited liability company, to me known to be the person who executed the foregoing instrument on behalf of said limited liability company, and acknowledged the execution of the same to be the free act and deed of said limited liability company. Witness my hand and official seal.

My Commission Expires: January 28, 2017

/s/ Dale Pozzi
Notary Public

Assumption and Release Agreement (Guarantor Transfer)	Form 6626	Page S-2
Fannie Mae	08-13	© 2013 Fannie Mae

REMAINING GUARANTOR:

BELL PARTNERS INC., a North Carolina corporation

By:	/s/ John E. Tomlinson
Name: John E. Tomlinson
Title: Chief Financial Officer

Address:	300 North Greene Street, Suite 1000
Greensboro, North Carolina 27401

STATE OF North Carolina_______, Guilford_______ County ss:

On this __14th__ day of _March__________, 2014, before me personally appeared John E. Tomlinson, CFO_______________ of Bell Partners Inc., a North Carolina corporation, to me known to be the person who executed the foregoing instrument on behalf of said corporation and acknowledged the execution of the same to be the free act and deed of said corporation. Witness my hand and official seal.

My Commission Expires: 12/09/2017

/s/ Lou Anne Menz
Notary Public

Lou Anne Menz
Printed Name

Assumption and Release Agreement (Guarantor Transfer)	Form 6626	Page S-3
Fannie Mae	08-13	© 2013 Fannie Mae

REMAINING GUARANTOR:

BELL HNW NASHVILLE PORTFOLIO, LLC, a North Carolina limited liability company

By:	Bell Partners Inc., a North Carolina corporation, its Manager

By:	/s/ John E. Tomlinson
Name: John E. Tomlinson
Title: Chief Financial Officer

Address:	300 North Greene Street, Suite 1000
Greensboro, North Carolina 27401

STATE OF North Carolina_________, Guilford______ County ss:

On this _14th day of _March__________, 2014, before me personally appeared John E. Tomlinson___, CFO__________________ of Bell Partners Inc., a North Carolina corporation Manager of Bell HNW Nashville Portfolio, LLC, a North Carolina limited liability company, to me known to be the person who executed the foregoing instrument on behalf of said limited liability company, and acknowledged the execution of the same to be the free act and deed of said limited liability company. Witness my hand and official seal.

My Commission Expires: 12/09/2017

/s/ Lou Anne Menz
Notary Public

Lou Anne Menz
Printed Name

Assumption and Release Agreement (Guarantor Transfer)	Form 6626	Page S-4
Fannie Mae	08-13	© 2013 Fannie Mae

NEW GUARANTOR:

BLUEROCK RESIDENTIAL GROWTH REIT, INC., a Maryland corporation

By:	/s/ Christopher Vohs	(SEAL)
Name: Christopher Vohs
Title: CAO/Tres

Address:	c/o Bluerock Real Estate, LLC
712 East Fifth Street, 9th Floor
New York, New York 10022

STATE OF New York________, New York______ County ss:

On this _1__ day of April___________, 2014, before me personally appeared Christopher Vohs, CAO/Tres.__________ of Bluerock Residential Growth REIT, Inc., a Maryland corporation, to me known to be the person who executed the foregoing instrument on behalf of said corporation and acknowledged the execution of the same to be the free act and deed of said corporation. Witness my hand and official seal.

My Commission Expires: January 28, 2017

/s/ Dale Pozzi
Notary Public

Assumption and Release Agreement (Guarantor Transfer)	Form 6626	Page S-5
Fannie Mae	08-13	© 2013 Fannie Mae

BORROWER:

BELL BR WATERFORD CROSSING JV, LLC, a Delaware limited liability company

By:	Bell Partners Inc., a North Carolina corporation, its Co-Manager

By:	/s/ John E. Tomlinson
Name: John E. Tomlinson
Title: Chief Financial Officer

Address:	c/o Bell Partners Inc.
300 North Greene Street, Suite 1000
Greensboro, North Carolina 27401

AND	c/o Bluerock Real Estate, LLC
712 Fifth Avenue, 9th Floor
New York, New York 10019

STATE OF North Carolina__________, Guilford______ County ss:

On this __14th_ day of __March_________, 2014, before me personally appeared John E. Tomlinson, CFO________________________ of Bell Partners Inc., a North Carolina corporation, Co-Manager of Bell BR Waterford Crossing JV, LLC, a Delaware limited liability company, to me known to be the person who executed the foregoing instrument on behalf of said limited liability company, and acknowledged the execution of the same to be the free act and deed of said limited liability company. Witness my hand and official seal.

My Commission Expires: 12/09/2017

/s/ Lou Anne Menz
Notary Public

Lou Anne Menz
Printed Name

Assumption and Release Agreement (Guarantor Transfer)	Form 6626	Page S-6
Fannie Mae	08-13	© 2013 Fannie Mae

FANNIE MAE

By:	Walker & Dunlop, LLC, a Delaware limited liability company, its Servicer

By:	/s/ Jenna Treible
Name: Jenna Treible
Title: Vice President

Notice Address:	Attention: Multifamily Operations - Asset Management
Drawer AM
3900 Wisconsin Avenue, N.W.
Washington, DC 20016

STATE OF Georgia_________, Dekalb_________ County ss:

On this _5th_ day of _March__________, 2014, before me personally appeared Jenna Treible_____, Vice President___________ of Walker & Dunlop, LLC, a Delaware limited liability company, Servicer of Fannie Mae, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States, to me known to be the person who executed the foregoing instrument on behalf of said corporation, and acknowledged the execution of the same to be the free act and deed of said corporation. Witness my hand and official seal.

My Commission Expires: September 5, 2016

/s/ Holly B. Shonosky
Notary Public

Assumption and Release Agreement (Guarantor Transfer)	Form 6626	Page S-7
Fannie Mae	08-13	© 2013 Fannie Mae

EXHIBIT A to

ASSUMPTION AND RELEASE AGREEMENT

(Guarantor Transfer)

[Description of the Land]

The land referred to is located in the County of Sumner, State of Tennessee, described as follows:

Being a tract of land lying in the 5th District of Sumner County, Hendersonville, Tennessee. Bounded on the east by the western Right of Way (ROW) of Sanders Ferry Road; bounded on the south by U.S.A. Army Corps., by a portion of Resubdivision of Hickory Bay Towers and Central Baptist Church Properties as recorded in Plat Book 19, Page 62, Register’s Office of Sumner County (ROSC), being Central Baptist Church of Hendersonville, as recorded in Book 520, Page 342, ROSC, and by Mack H. McClung as recorded in Book 2567, Page 239, ROSC; bounded on the west by said McClung and by Mack Corp. as recorded in Book 3198, Page 797, ROSC; and bounded on the north by said Mack Corp. Tract being described as follows:

POINT OF BEGINNING being a set iron rod with cap lying on the southwest corner of the intersection said Sanders Ferry Road and Spadeleaf Boulevard (private road); thence along said western ROW of Sanders Ferry Road with the following: South 30°39’53” East 212.82 feet to a set iron rod with cap; thence South 30°37’38” East 217.82 feet to a set iron rod with cap; thence South 31°38’08” East 161.98 feet to a set iron rod with cap; thence leaving said ROW and along the common line of said U.S.A. Army Corps South 72°07’49” West 208.00 feet to a found Army Corps. boundary marker; thence along the common line of said Central Baptist Church with the following: North 85°29’14” West 698.24 feet to a found ½” iron rod; thence South 04°37’59” West 147.00 feet to a set iron rod with cap; thence along the common line of said McClung with the following: North 85°28’30” West 293.77 feet to a set iron rod with cap; thence North 04°30’46” East 95.19 feet to a set iron rod with cap; thence North 85°29’14” West 162.59 feet to a set iron rod with cap; thence along a curve to the right having a length of 51.08 feet, a radius of 34.00 feet, a central angle of 86°04’44”, a tangent of 31.75 feet, and having a chord bearing and distance of North 42°26’59” West 46.41 feet to a set iron rod with cap; thence along a curve to the left having a length of 4.50 feet, a radius of 3.00 feet, a central angle of 85°56’52”, a tangent of 2.80 feet, and having a chord bearing and distance of North 42°26’59” West 4.09 feet to a set iron rod with cap; thence North 85°29’14” West 31.21feet to a set iron rod with cap; thence along the common line of said McClung and Mack Corp. North 04°53’27” East 329.94 feet to a set iron rod with cap; thence along the common line of said Mack Corp. with the following: South 86°11’16” East 317.86 feet to set iron rod with cap; thence North 03°48’55” East 93.86 feet to a set iron rod with cap; thence South 86°12’40” East 136.67 feet to a set iron rod with cap; thence along a curve to the left having a length of 592.86 feet, a radius of 676.00 feet, a central angle of 50°14’56”, a tangent of 317.01 feet, and having a chord bearing and distance of North 83°20’48” East 574.04 feet to a set iron rod with cap; thence North 58°22’23” East 65.78 to the point of beginning.

Tract contains 579,263 square feet or 13.29 acres.

Being the same property conveyed to BELL BR WATERFORD CROSSING JV, LLC, A DELAWARE LIMITED LIABILITY COMPANY, by deed of record in Book 3560, page 777, said Register's Office and in Book 3560, page 784, said Register’s Office.

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Fannie Mae	08-13	© 2013 Fannie Mae

Together with the beneficial rights contained in the Easement Agreement of record in Record Book 3236, page 822, said Register's Office, as amended by that Amendment to Easement Agreement of Record in Record Book 3560, page 766, said Register's Office.

Assumption and Release Agreement (Guarantor Transfer)	Form 6626	Page A-2
Fannie Mae	08-13	© 2013 Fannie Mae

EXHIBIT B to

ASSUMPTION AND RELEASE AGREEMENT

(Guarantor Transfer)

1.	Multifamily Loan and Security Agreement (including any amendments, riders, exhibits, addenda or supplements, if any) dated as of April 4, 2012 by and between Borrower and Original Lender.

2.	Multifamily Note dated as of April 4, 2012, by Borrower for the benefit of Original Lender, (including any amendments, riders, exhibits, addenda or supplements, if any).

3.	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, (including any amendments, riders, exhibits, addenda or supplements, if any) dated as of April 4, 2012, by Borrower for the benefit of Original Lender.

4.	Assignment of Management Agreement dated as of April 4, 2012 by and among Borrower, Original Lender and Bell Partners Inc.

5.	Guaranty of Non-Recourse Obligations dated as of April 4, 2012 by Bell Partners Inc., Bell HNW Nashville Portfolio, LLC, Bluerock Special Opportunity + Income Fund, LLC and Bluerock Special Opportunity + Income Fund II, LLC.

6.	Environmental Indemnity Agreement dated as of April 4, 2012 by Borrower for the benefit of Original Lender.

Assumption and Release Agreement (Guarantor Transfer)	Form 6626	Page B-1
Fannie Mae	08-13	© 2013 Fannie Mae